Exhibit 10.25

GLYCOREGIMMUNE, INC.
RESTRICTED STOCK PURCHASE AGREEMENT
Albert Agro
THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of November 1, 2009 by and between Glycoregimmune, Inc., a Delaware corporation (the “Company”), and Albert Agro, an individual (the “Purchaser”).
THE PARTIES HEREBY AGREE AS FOLLOWS:
1.Purchase of Shares.
1.1Purchase. The Purchaser hereby purchases, and the Company hereby sells to the Purchaser, Three Thousand Five Hundred (3,500) shares (the “Shares”) of the Company’s Common Stock (the “Common Stock”) at a cash purchase price of $0.01 per Share (the “Cash Purchase Price”) plus the additional consideration set forth in Section 1.2 below.
1.2Consideration. Concurrently with the execution of this Agreement, the Purchaser shall, in exchange for the Shares:
(a)pay, in cash, to the Company the total Cash Purchase Price of Thirty Five Dollars ($35.00);
(b)assign to the Company certain intellectual property rights, pursuant to that certain Assignment of Intellectual Property, Know-How and Inventions Agreement dated as of the date hereof between the Company and the Purchaser and in the form attached hereto as Exhibit A (the “Assignment Agreement”);
(c)execute, in favor of the Company (with the Purchaser’s status as a Service Provider (as defined below) deemed to constitute a consulting relationship (or, when applicable, an employment relationship) with the Company), that certain Proprietary Information and Inventions Agreement dated as of the date hereof and in the form attached hereto as Exhibit B (the “PI&I Agreement”); and
(d)deliver to the Secretary of the Company a duly executed blank Assignment Separate from Certificate in the form attached hereto as Exhibit C and any additional documents required by the Company as a condition for the purchase of the Shares.
The Company and the Purchaser agree that (i) the fair market value of the intellectual property rights assigned by the Purchaser to the Company (as well as any other consideration or value received by the Company) pursuant to the Assignment Agreement and the PI&I Agreement is currently negligible, such that the value of the consideration received by the Company for the Shares effectively amounts to the Cash Purchase Price of $0.01 per Share, and (ii) the total purchase price is agreed to be at least 100% of the fair market value of the Shares.
1.3Delivery of Certificates. The certificates representing the Shares purchased hereunder and subject to the Company’s Repurchase Right (as defined in Article 5 below) shall be held in escrow by the Secretary of the Company (as provided in Article 6 below).
2.Securities Law Compliance.
2.1Exemption From Registration. The Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and are being issued to the Purchaser in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act based on the representations and warranties made by the Purchaser herein.

2.2Restricted Securities.
(a)The Purchaser hereby confirms that the Purchaser has been informed that the Shares are “restricted securities” under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, the Purchaser hereby acknowledges that the Purchaser is prepared to hold the Shares for an indefinite period of time.
(b)The Purchaser is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act (“Rule 144”), which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things, the following: (i) the availability of certain current public information about the issuer; (ii) the sale being through a broker in an unsolicited “broker’s transaction”; and (iii) the amount of securities being sold during any three (3) month period not exceeding specified limitations. The Purchaser is aware that Rule 144 is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act. The Purchaser further represents that the Purchaser understands that at the time the Purchaser wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market exists for the Common Stock, the Company may not satisfy the current public information requirement of Rule 144 or other conditions under Rule 144 which are required of the Company. As a result of the foregoing, the Purchaser understands that the Purchaser may be precluded from selling the Shares under Rule 144.
(c)The Purchaser represents that (i) prior to acquisition of the Shares, the Purchaser acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares; (ii) the Purchaser has such knowledge and experience in fmancial and business matters as to make the Purchaser capable of evaluating the risks of the prospective investment and to make an informed investment decision; and (iii) the Purchaser is able to bear the economic risk of the Purchaser’s investment in the Shares. The Purchaser agrees not to make, without the prior written consent of the Company, any public offering or sale of the Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or the date on which it becomes a registered company pursuant to section 12(g) of the Securities and Exchange Act of 1934, as amended.
2.3Disposition of Shares. The Purchaser hereby agrees that the Purchaser shall not make any disposition of the Shares (other than a permitted transfer under Section 4.1 below) unless and until:
(a)the Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;
(b)the Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares; and
(c)the Purchaser, if requested by the Company, shall have provided the Company with an opinion of counsel in form and substance satisfactory to the Company, that
(i)the proposed disposition does not require registration of the Shares under the 1933 Act or
(ii)all appropriate action necessary for compliance with the registration requirements of the 1933 Act or the requirements of any exemption from registration available under the 1933 Act (including Rule 144) have been taken.
The Company shall not be required (x) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Article 2 nor (y) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

2.4Restrictive Legends. In order to reflect the restrictions on the disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including the following legends as applicable:
(a)“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”
(b)The legend set forth in Article 5 below.
(c)Any legend(s) required by the authorities of any state in connection with the issuance of the Shares.
3.Special Provisions.
3.1Stockholder Rights. Until such time as the Company actually exercises its repurchase rights under this Agreement, the Purchaser (or any successor in interest) shall have all the rights of a stockholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Article 6 below, subject, however, to the transfer restrictions of Article 4 below.
3.2Section 83(b) Election. The Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the Shares and the fair market value of such Shares on the date any forfeiture restrictions applicable to such Shares lapse will be reportable as ordinary income at that time. For this purpose, the term “forfeiture restrictions” includes the right of the Company to repurchase the Shares under Article 5 below. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are acquired hereunder (which would result in a tax on the amount by which the fair market value of the Shares is in excess of the purchase price, if any), rather than when such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the U.S. Internal Revenue Service within thirty (30) days after the date of purchase hereunder. The form for making this election is attached hereto as Exhibit D. The Purchaser understands that failure to make this filing within such thirty (30) day period will result in the recognition of ordinary income by Purchaser (in the event the fair market value of the Shares increases after the date of purchase) as the forfeiture restrictions lapse (notwithstanding, for example and without limitation, the absence of any ability by the Purchaser to sell the Shares at such time).
3.3Market Stand-Off.
(a)In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act (including, without limitation, the Company’s initial public offering), the Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days).
(b)The Purchaser shall be subject to the market stand-off provisions of this Section 3.3 with respect to underwritten public offerings of the Company’s equity securities following the initial such offering only if the officers and directors of the Company are also subject to similar arrangements.
(c)In the event of any stock dividend, stock split, recapitalization, or other change affecting the Common Stock effected without receipt of consideration, then any new, substituted, or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.
3.4Stop Transfer. In order to enforce the provisions of Section 3.3 above, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.
4.Transfer Restrictions.
4.1Restriction on Transfer. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any of the Shares that are subject to the Company’s Repurchase Right under Article 5 below; provided, however, that such restriction on transfer shall not be applicable if the Purchaser receives prior written consent from the Company to (i) a gratuitous transfer of the Shares made to the Purchaser’s spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Purchaser or the Purchaser’s spouse or issue; or (ii) a transfer of title to the Shares effected pursuant to the Purchaser’s will or the laws of intestate succession.
4.2Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred (including, as applicable, by means of one of the permitted transfers specified in Section 4.1 above) must, as a condition precedent to such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company’s Repurchase Right granted hereunder (as applicable - i.e., to the extent that the transferred Shares are not vested free of such Repurchase Right) and (ii) the market stand-off provisions of Section 3.3 above, to the same extent such Shares would be so subject if retained by the Purchaser.
4.3Definition of Owner. For purposes of Articles 5 and 6 below, the term “Owner” shall include the Purchaser and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from the Purchaser (including, as applicable, in accordance with Section 4.1 above).
5.Repurchase Right.
5.1Grant. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the ninety (90) day period following the date the Purchaser ceases (the “Cessation Date”) for any reason to be a Service Provider (as defined below) to the Company, to repurchase at the Cash Purchase Price all or (at the discretion of the Company) any portion of the Shares in which the Purchaser has not acquired a vested interest in accordance with Section 5.3 or Section 5.6 below as of the Cessation Date (the “Unvested Shares”); provided, however, that in no event shall such 90-day period terminate until at least ninety (90) days following such date upon which either (i) the Purchaser shall have provided written notice to the Company that the Purchaser is no longer a Service Provider (including, without limitation, in connection with notice of a Constructive Termination (defined below)) or (ii) the Company shall have provided the Purchaser with notice of a Board Determination (defined below) or a Termination for Convenience (defined below). For purposes of this Agreement, the Purchaser shall be deemed to be a “Service Provider” to the Company for so long as the Purchaser either (x) is rendering services to the Company or one or more of its parent or subsidiary corporations as an employee, director or consultant or (y) remains willing and able, if requested by the Company, to render such services on such terms as the Company may reasonably specify (including, without limitation, on a full-time basis and free of competitive or capacity-oriented restrictions which would prevent the Purchaser’s reasonable ability to render such services); provided, however, that:
(a)if the Company’s Board of Directors shall conclude (following notice to the Purchaser and an opportunity for the Purchaser to provide input to the Company’s Board of Directors), in its reasonable discretion, that either (x) the Purchaser is not (or has not been) performing services for the Company in a reasonably satisfactory manner or (y) the Purchaser is not (or has not been) reasonably willing and able to perform appropriate services for the Company on reasonable terms, then the Purchaser’s status as a Service Provider to the Company shall be deemed to have terminated upon (and the Cessation Date shall be the date of) the Company’s delivery of any notice to the Purchaser of such a conclusion by the Company’s Board of Directors (a “Board Determination”);

(b)if the Company’s Board of Directors shall conclude, in its sole discretion and for any reason (or no reason), that the Company no longer requires the Purchaser’s services, then the Purchaser’s status as a Service Provider to the Company shall be deemed to have terminated upon (and the Cessation Date shall be the date of) the Company’s delivery of any notice to the Purchaser of such a conclusion by the Company’s Board of Directors (a “Termination for Convenience”), although in such an instance (as opposed to the foregoing clause (a)) the Purchaser shall be entitled to certain accelerated vesting as set forth in Section 5.6(a) below; and
(c)in the instance of a Constructive Termination, then the Purchaser’s status as a Service Provider to the Company shall be deemed to have terminated upon (and the Cessation Date shall be the date of) the Company’s receipt of the required notice from the Purchaser thereof, although in such an instance (like the foregoing clause (b) and as opposed to the foregoing clause (a)) the Purchaser shall be entitled to certain accelerated vesting as set forth in Section 5.6(a) below.
5.2Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the ninety (90) day period specified in Section 5.1 above. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing the Unvested Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to the Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Cash Purchase Price previously paid for the Unvested Shares that are to be repurchased.
5.3Termination of the Repurchase Right.
(a)The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Section 5.2 above. In addition, the Repurchase Right shall terminate with respect to any and all Shares in which the Purchaser vests in accordance with the schedule set forth in Section 5.3(b) below. Accordingly, provided the Purchaser continues to be a Service Provider to the Company, the Purchaser shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, the Shares in accordance with the vesting schedule set forth in Section 5.3(b) below.
(b)Measured from June 15, 2009, the Purchaser shall acquire a vested interest in the Shares, and the Repurchase Right shall lapse, as follows (provided the Purchaser continues to be a Service Provider to the Company):
(i)an amount equal to 25% of the total Shares shall vest on June 15, 2010 (the “First Vesting Date”); and
(ii)an amount equal to 1/48th of the total Shares shall vest on the last day of each successive month after the First Vesting Date until the Shares are vested in full.
All Shares as to which the Repurchase Right lapses shall, however, continue to be subject to the market stand-off provisions of Section 3.3 above.
5.4Fractional Shares. No fractional shares shall be repurchased by the Company. Accordingly, should the Repurchase Right extend to a fractional share at the time the Purchaser ceases to be a Service Provider, then such fractional share shall be added to any fractional share in which the Purchaser is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.
5.5Additional Shares or Substituted Securities. In the event of any stock dividend, stock split, recapitalization or other change affecting the Common Stock effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by the Repurchase Right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure; provided, however, that the aggregate Cash Purchase Price shall remain the same.
5.6Vesting Acceleration Events.
(a)Termination for Convenience or Constructive Termination. In the event of the occurrence of any Termination for Convenience or any Constructive Termination (defined below), then the Repurchase Right shall automatically terminate as of the related Cessation Date as to, and the Purchaser shall acquire a vested interest in, an amount of the then Unvested Shares equal to twenty-five percent (25%) of the Shares; provided, however, that if the Termination for Convenience or Constructive Termination occurs following a Corporate Transaction (as defined below), the Purchaser shall acquire a vested interest in one hundred percent (100%) of the Shares.
(b)For purposes of this Agreement:
(i)“Constructive Termination” means the Purchaser’s election in a written notice to the Company to terminate the Purchaser’s status as a Service Provider delivered to the Company within thirty (30) days of any of the following:
(1)a material reduction in the Purchaser’s level of duties or responsibilities or the nature of the Purchaser’s functions;
(2)if Purchaser is a full-time employee of the Company, a material reduction in the Purchaser’s base salary or potential total cash compensation (consisting of base salary and target bonus) so long as a similar reduction is not imposed on substantially all other similarly situated employees of the Company; or
(3)if Purchaser is a full-time employee of the Company, a relocation of the Purchaser’s principal place of employment by more than seventy-five (75) miles, if the new location is both (A) more than seventy-five (75) miles from the Purchaser’s principal residence and (B) farther from the Purchaser’s principal residence than the Purchaser’s principal place of employment immediately before such relocation.
(ii)A “Corporate Transaction” is defined as any of the following:
(1)the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company) unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 7.2 below for determining such status);
(2)the sale, transfer or other disposition of all or substantially all of the assets of the Company by means of any transaction or series of related transactions unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 7.2 below for determining such status); or

(3)a sale of all or substantially all of the capital stock of the Company unless, following the consummation thereof, the Company’s stockholders of record immediately prior thereto hold more than fifty percent (50%) of the voting power of the acquiring entity or any direct or indirect parent entity of any such entity (with reference to the provisions of Section 7.2 below for determining such status);
provided, however, that notwithstanding the foregoing, a Corporate Transaction shall not include any sale of securities by the Company the primary purpose of which is to generate financing for the Company.
5.7Legend. In addition to the legends required by Section 2.4 above, all certificates representing Shares subject to the Company’s Right of Repurchase shall be endorsed with the following legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN RESTRICTIONS ON TRANSFER OF THE SECURITIES, INCLUDING CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”
6.Escrow.
6.1Deposit. Upon issuance, the certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Article 6. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit C, attached hereto. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 6.3 below. Upon delivery of the certificates (or other assets and securities) to the Company, the Owner shall be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.
6.2Recapitalization. All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration or in the event of any corporate reorganization, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this Article 6, but only to the extent the Shares are at the time subject to the escrow requirements of Section 6.1 above.
6.3Release/Surrender. The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:
(a)Should the Company exercise the Repurchase Right under Article 5 above with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Cash Purchase Price for such Unvested Shares, and the Owner shall have no further rights with respect to such Unvested Shares (or other assets or securities).
(b)As the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of Article 5 above, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner, if requested by the Owner, in accordance with the following schedule:
(i)Releases of vested shares (or other vested assets and securities) from escrow shall be effected at annual intervals, with the first such annual release to occur following the First Vesting Date;
(ii)Upon Purchaser’s cessation of Service Provider status, any escrowed Shares (or other assets or securities) in which Purchaser is at the time vested shall be promptly released from escrow; and
(iii)Upon any earlier termination of the Repurchase Right in accordance with the applicable provisions of Article 5 above, the Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully vested shares or other property.
(c)All Shares (or other assets or securities) released from escrow in accordance with the provisions of subsection (b) above shall nevertheless remain subject to the market stand-off provisions of Section 3.3 above until such provisions terminate in accordance herewith.
7.General Provisions.
7.1Assignment. The Company may assign its Repurchase Rights under Article 5 above to any person or entity selected by the Company’s Board of Directors, including one or more stockholders of the Company.
7.2Definitions. For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:
(a)Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(b)Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
7.3No Employment or Service Contract. Nothing in this Agreement shall confer upon Purchaser any right to continue in the service of the Company (or any parent or subsidiary corporation of the Company) for any period of time or restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company) or Purchaser to terminate the Service Provider status of Purchaser at any time for any reason whatsoever, with or without cause.
7.4Notices. Any notice required in connection with (i) the Repurchase Right or (ii) the disposition of any Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery, upon deposit with a nationally recognized courier service, or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Section 7.4 to all other parties to this Agreement.

7.5No Waiver. The failure of the Company (or its assignees) in any instance to exercise the Repurchase Right granted under Article 5 above shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and the Purchaser. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
7.6Cancellation of Shares. If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such Shares are to be repurchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such Shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.
7.7Purchaser Undertaking. The Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out the obligations or restrictions imposed on the Purchaser under this Agreement.
7.8Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.
7.9Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.
7.10Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
7.11Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

GLYCOREGIMMUNE, INC.

By:	/s/ W. Marc Hertz
Title:	President and CEO

PURCHASER:*

/s/ Albert Agro
Albert Agro

___________________________
*        I have received and retained the Code Section 83(b) election that was attached hereto as Exhibit D. As set forth in Section 3.2, I understand that I, and not the Company, will be responsible for completing the form and filing the election with the U.S. Internal Revenue Service and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the potentially significant tax benefits of Section 83(b) of the Code. I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

EXHIBIT A
Assignment of Intellectual Property, Know-How and Inventions Agreement
[attached]

EXHIBIT B
Proprietary Information and Inventions Agreement
[attached]

Spousal Consent
Adriane Valerie David (Purchaser’s spouse) indicates by the execution of this Agreement such spouse’s consent to be bound by the terms herein as to such spouse’s interests, whether as community property or otherwise, if any, in the Shares.

/s/ Adriane Valerie David
(Signature)

Adriane Valerie David

EXHIBIT C
Assignment Separate From Certificate
FOR VALUE RECEIVED Albert Agro (“Stockholder”) hereby sells, assigns and transfers unto GLYCOREGIMMUNE, INC., a Delaware corporation (the “Company”), Three Thousand Five Hundred (3,500) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: _________________, 20__.

(Signature)
Spousal Consent
Adriane Valerie David (Stockholder’s spouse) indicates by the execution of this Assignment such spouse’s consent to be bound by the terms herein as to such, ouse’s interests, whether as community property or otherwise, if any, in the Shares.

(Signature)

Adriane Valerie David
INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE OPTION” SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT D
ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE
The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
(A)    The name, address and social security number of the undersigned:

Albert Agro

Social Security No.:
(B)    Description of property with respect to which the election is being made:

3,500 shares of Common Stock of Glycoregimmune, Inc. (the “Company”).
(C)    The date on which the property was transferred is November 1, 2009
(D)    The taxable year to which this election relates is calendar year 2009.
(E)    Nature of restrictions to which the property is subject: The shares of stock transferred to the undersigned taxpayer are subject to the provisions of a Restricted Stock Purchase Agreement between the undersigned and the Company. Under the provisions of the Agreement, the Company will have the right to repurchase the stock at a price which may be less than the fair market value of the shares in the event of the undersigned’s termination of employment with the Company. This right will lapse over a period of up to Forty Eight (48) months.
(F)    The fair market value of the property at the time of transfer (determined without regard to any restriction other than any restriction which by its terms will never lapse) was $0.01 per share, for a total of $35.00.
(G)    The amount paid by taxpayer for the property was $35.00.
(H)    A copy of this statement has been furnished to the Company.

Dated: November 1, 2009

(Signature)